UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

Conduit Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4581 Tamiami Trail North, Suite 200 Naples, Florida	34103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 491-9132

4995 Murphy Canyon Road, Suite 300, San Diego, California 92123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02, Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 12, 2024, Conduit Pharmaceuticals Inc. (the “Company”) determined, in conjunction with discussions with its advisors and Marcum LLP, the Company’s independent registered public accounting firm, that the Company’s previously issued unaudited financial statements, and notes related thereto, for the Subject Periods (as defined below) should no longer be relied upon due to the restatement described below pertaining to correct the reclassification of the Company’s deferred commission payable from a long term liability to a current liability.

In connection with the review of the Company’s financial statements as of and for the quarter ended September 30, 2024, it was determined that changes in the Company’s previously issued unaudited interim financial statements as of and for (i) the three months ended March 31, 2024 and (ii) the three and six months ended June 30, 2024 (collectively, (i) and (ii), the “Subject Periods”) are required to be made solely to the condensed consolidated balance sheets with respect to the classification of its deferred commission payable, which was previously classified as a long term liability and should have been classified as a current liability. Such reclassification did not have any impact on the total liabilities of the Company as of March 31, 2024 and June 30, 2024.

As a result, the Company plans to address the restatement and adjustment of its unaudited financial statements, and notes related thereto for the Subject Periods in amendments to the Quarterly Reports on Form 10-Q for the Subject Periods.

The Company’s management and members of the Audit Committee of the Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2024	CONDUIT PHARMACEUTICALS INC.

	By:	/s/ David Tapolczay
	Name:	Dr. David Tapolczay
	Title:	Chief Executive Officer